Exhibit 99.1

Broadcom Inc. Announces Expiration and Final Settlement of its Private Exchange Offers of Certain Outstanding Notes for New Notes

SAN JOSE, Calif. – June 3, 2020 – Broadcom Inc. (Nasdaq: AVGO) (“Broadcom” or the “Company”) announced today the results, as of the Expiration Date of 12:00 midnight, New York City time, at the end of June 2, 2020, of its offers to certain eligible holders (together, the “Exchange Offers”), the complete terms and conditions of which are set forth in an offering memorandum, dated May 5, 2020 (the “Offering Memorandum”).

As previously announced, as of 5:00 p.m., New York City time, on May 18, 2020 (the “Early Participation Date”), $1,638,022,000 aggregate principal amount of Pool 1 Existing Notes and $2,102,212,000 aggregate principal of Pool 2 Existing Notes had been validly tendered and not withdrawn. As a result, the Company issued (i) $1,694,847,000 aggregate principal amount of its new 3.459% notes due 2026 (the “New 2026 Notes”) for validly tendered and accepted Pool 1 Existing Notes and (ii) $2,221,096,000 aggregate principal amount of its new 4.110% notes due 2028 (the “New 2028 Notes” and, together with the New 2026 Notes, the “New Notes”) in exchange for validly tendered and accepted Pool 2 Existing Notes. Early settlement for such New Notes occurred on May 21, 2020.

Following the Early Participation Date and on or prior to the Expiration Date, an aggregate principal amount of (i) $290,000 of the outstanding 3.600% Senior Notes due August 2022 (CUSIP Number: 12673PAH8), issued by CA, Inc., a subsidiary of the Company (the “Existing August 2022 Notes”), were validly tendered as part of the Exchange Offers and accepted by the Company for consideration consisting of $287,000 aggregate principal amount of the Company’s New 2026 Notes, (ii) $189,000 of the outstanding 3.125% Senior Notes due October 2022 (CUSIP Numbers: 11135FAC5 (144A) U1109MAC0 (Reg S)), issued by the Company (the “Existing October 2022 Notes”), were validly tendered as part of the Exchange Offers and accepted by the Company for consideration consisting of $186,000 aggregate principal amount of the Company’s New 2026 Notes, (iii) $1,049,000 of the outstanding 3.625% Senior Notes due January 2024 (CUSIP Numbers: 11134LAE9 (144A) U1108LAC3 (Reg S) 11134LAF6), issued by Broadcom Corporation, a subsidiary of the Company (the “Existing January 2024 Notes”), were validly tendered as part of the Exchange Offers and accepted by the Company for consideration consisting of $1,049,000 aggregate principal amount of the Company’s New 2028 Notes and (iv) $202,000 of the outstanding 3.625% Senior Notes due October 2024 (CUSIP Numbers: 11135FAD3 (144A) U1109MAD8 (Reg S)), issued by the Company (the “Existing October 2024 Notes” and together with the Existing January 2022 Notes, the Existing August 2022 Notes and the Existing January 2024 Notes, the “Existing Notes”), were validly tendered as part of the Exchange Offers and accepted by the Company for consideration consisting of $204,000 aggregate principal amount of the Company’s New 2028 Notes.

The final settlement for the Existing Notes validly tendered on or prior to the Expiration Date and accepted by the Company is expected to occur on June 4, 2020, subject to all the conditions to the Exchange Offers having been satisfied or waived by the Company. Following such final settlement, the aggregate principal amount of (i) Existing August 2022 Notes outstanding will be $283,351,000, (ii) Existing October 2022 Notes outstanding will be $692,841,000, (iii) Existing January 2024 Notes outstanding will be $1,352,128,000 and (iv) Existing October 2024 Notes outstanding will be $1,044,409,000. Capitalized terms not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

The New Notes, when issued at final settlement, will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company has entered into a registration rights agreement with respect to the New Notes. The New Notes will be unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

The Exchange Offers are only being made, and copies of the documents relating to the Exchange Offers will only be made available, to a holder of Existing Notes who has certified in an eligibility certification certain matters to the Company, including its status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or who is a person other than a “U.S. person” as defined in Rule 902 under the Securities Act. Holders of Existing Notes who desire access to the electronic eligibility form should contact D.F. King & Co., Inc., the information agent (the “Information Agent”), for the Exchange Offers, at (866) 416-0577 (U.S. Toll-free) or (212) 269-5550

(Collect). Holders that wish to receive the Offering Memorandum can certify eligibility on the eligibility website at: http://www.dfking.com/broadcom. In connection with the Exchange Offers, Barclays Capital Inc. and Credit Suisse Securities (USA) Inc. are acting as dealer managers (collectively, the “Dealer Managers”). Questions or requests for assistance in relation to the Exchange Offers may be directed to the Dealer Managers at the addresses and telephone numbers set forth below.

The Dealer Managers

Barclays

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Liability Management Group

U.S. Toll Free: (800) 438-3242

Collect: (212) 528-7581

Credit Suisse

11 Madison Avenue

New York, New York 10010

Attention: Liability Management Group

U.S. Toll Free: (800) 820-1653

Collect: (212) 325-2476

The Information and Tender Agent

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Attention: Andrew Beck

Banks and Brokers call: (212) 269-5550

Toll-free: (866) 416-0577

This news release does not constitute an offer or an invitation by the Company to participate in the Exchange Offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction. None of Broadcom, the Information Agent or the Dealer Managers makes any recommendation as to whether any eligible holders should participate in the applicable Exchange Offer, and no one has been authorized by any of them to make such a recommendation. Eligible holders must make their own decisions as to whether to exchange their Existing Notes, and if so, the principal amount of such Existing Notes to be exchanged.

About Broadcom Inc.

Broadcom Inc., a Delaware corporation headquartered in San Jose, CA, is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: our acquisition of Symantec Corporation’s Enterprise Security business, including: risks associated with the COVID-19 pandemic, which has, and will likely continue to, negatively impact the global economy and disrupt normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; international political and economic conditions; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions, including our recent acquisition of Symantec Corporation’s Enterprise Security business; government regulations and trade restrictions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; sales to our government clients; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Broadcom Inc.

Beatrice F. Russotto

Investor Relations

408-433-8000

investor.relations@broadcom.com